Microsoft Word 11.0.8026;013fSub-Item 77I: Terms of New or Amended Securities.
                             ------------------------------------------------

         The Supplement relating to the Conversion of the Service Shares class of the Commerce Funds, as filed with the Securities and Exchange Commission on December 2, 2005 pursuant to Rule 497 under the Securities Act of 1933 (Accession No. 0001193125-05-235643), is incorporated herein by reference.